UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

Item 1: Report to Shareholders

Summit Municipal Money Market Fund	April 30, 2009

The views and opinions in this report were current as of April 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds produced strong returns in the six-month period ended April 30, 2009, as last year’s risk aversion in the credit markets began to ease. In a reversal of recent trends, longer-term municipal issues outperformed shorter-term securities. Lower-quality securities lagged investment-grade issues amid low liquidity and diminished demand. The T. Rowe Price Summit Municipal Funds generally outperformed their Lipper peer group averages during the period, largely on the strength of our rigorous, proprietary research. The funds’ long-term relative performance remains favorable.

MARKET ENVIRONMENT

The U.S. economy is currently in one of the longest and deepest recessions since the Great Depression. The economy shrank at an annualized rate of more than 6% in the fourth quarter of 2008 and in the first quarter of 2009. Consumer spending, stock prices, and home values have declined, national unemployment increased to 8.9% by the end of our reporting period, and weakened financial institutions have significantly curtailed lending to preserve capital and avoid additional loan-related losses. We anticipate that economic weakness will persist for at least a few more months.

U.S. Treasury yields declined across all maturities in the last six months, as the Federal Reserve reduced the fed funds target rate to an all-time low range of 0.00% to 0.25% at the end of 2008. In the last few months, however, Treasury yields have rebounded from their lowest levels (and Treasury prices have fallen) in anticipation of heavy new issuance and nascent concerns that the government’s massive stimulus efforts could produce significant inflation after the economy recovers. In the municipal market, interest rates fell more significantly as investors became less risk averse and sought attractive levels of tax-free income.

Although the municipal market’s performance has improved in the first half of our fiscal year, the market may be volatile as the national economy remains weak and some states struggle because of significant exposure to the housing and financial market downturns, among other considerations. Occasional spikes in municipal issuance may also weigh on the market. Nevertheless, tax-free securities are still an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets.

As of April 30, 2009, the 2.93% yield offered by a 10-year tax-free municipal bond rated AAA was about 94% of the 3.12% pretax yield offered by a 10-year Treasury. In comparison, high-quality 10-year municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries since the mid-1980s. Similarly, 30-year AAA municipal bonds are also attractive compared with Treasuries, with a 4.54% yield that is about 113% of the 4.03% pretax yield offered by 30-year Treasuries. With a wide absolute difference in yields between a 10-year municipal bond and a 30-year municipal bond in historical terms, we believe longer-maturity municipals, particularly those not rated AAA, represent value in our market.

In our opinion, the municipal market’s weakness in 2008 primarily reflected a supply/demand imbalance more than fundamental credit concerns. Based on current valuations and our belief that the municipal bond market remains a high-quality market, we think investors who are seeking tax-free income and are willing to accept the potential for more near-term volatility should take advantage of what appears to be an attractive long-term buying opportunity for munis.

MUNICIPAL MARKET NEWS

New municipal supply in the first four months of 2009 totaled almost $129 billion, according to The Bond Buyer. Much of this supply occurred in March and April, highlighted by cash-strapped California as it successfully raised $6.5 billion, more than initially expected. With the national economy likely to be in a recession for at least a few more months and a stimulus package in place providing some temporary relief to the states, we expect aggregate new issuance in 2009 could be a bit lower than last year’s total of $390 billion.

Demand from retail investors was unable to support the municipal market for much of 2008, but it has picked up significantly since the beginning of 2009 in the form of both direct purchases and investments in mutual funds. This has compensated for the reduced demand from hedge funds and the diminished list of broker-dealers that remain hesitant to add tax-free bonds to their inventories. While supply concerns may have abated in the near term, a sustained increase in new municipal issuance could overwhelm the market’s ability to absorb it.

Sector performance during the last six months was broadly favorable, led by some higher-yielding and credit-sensitive revenue sectors. Water and sewer, transportation, and dedicated tax revenue bonds were among the top-performing segments. General obligation and hospital revenue bonds also did well. Prerefunded and escrowed-to-maturity bonds, which are among the least risky municipal sectors and the best-performing segments in 2008, produced only mild gains. Life-care and industrial revenue/pollution control revenue bonds also lagged.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund
Your fund returned 0.32% during the past six months and outperformed its Lipper benchmark with its 0.22% return. The six months just completed began with financial markets in turmoil as a seemingly crippled banking system shattered investor confidence, leading investors to flee to the safety of money funds in record numbers. With credit risk seemingly pervasive, investors systematically began rejecting all but the safest and highest-quality investments. Against this backdrop, the Federal Reserve and U.S. Treasury took extraordinary measures to ensure market liquidity, restore investor confidence, and stem rapid economic slowing. In fits and starts, money markets have calmed, stability measures have taken hold, and investor confidence is slowly returning. We ended the period hopeful that some nascent signs of recovery are beginning to appear.

These recent market events have served to push all money market rates, including municipal rates, significantly lower. Investor flight to the safety of the Treasury bill market drove rates to near 0% by late 2008, although they recovered as panic buying subsided after year-end. As central bank and Treasury programs gained traction, risk aversion began to dissipate somewhat with the result that investors began to return to the traditional commercial paper and bank certificate of deposit market, pushing yields lower. Municipal money market rates have reacted in a somewhat mixed fashion, often reflecting structure or bank support more than the innate creditworthiness of the issuer.

All money market rates are now converging on the overnight fed funds rate, targeted between 0% and 0.25%. Central banks have been successful in driving short-term rates lower. So 90-day Libor rates (a taxable money market benchmark) have fallen 182 basis points—or 1.82%—since our last report, ending the period at 1.02%. Six-month Treasury bill rates fell 68 basis points, ending the period at 0.24%. Seven-day municipal variable-rate debt averages have fallen as much as 150 basis points since the beginning of November 2008, though they appear relatively attractive when compared with taxable alternatives. One-year municipal rates have fallen more than 90 basis points to 0.47% as investors have rushed to lock in fixed rates. Persistently high levels of assets in municipal money market funds coupled with diminished new issuance suggest that municipal money market rates have further to fall in this interest rate cycle.

Our investments remain consistently focused on quality and liquidity. With rates falling, we have extended the fund’s weighted average maturity since our last report. Increasingly, we are adding to our holdings of stronger municipal issuers that do not need to rely on third-party bank guarantors. The universe of preferred investments becomes smaller with each credit downgrade, and as that universe shrinks, so does the yield we earn.

Our six-month outlook is for rates to possibly move lower. We expect municipal note issuance to increase this year as cash-strapped state and local governments try to plug budget holes with short-term borrowings. Some of those higher-quality issuers may provide us with investment opportunities, though we believe the credit impacts on municipal issuers are still unfolding.

Summit Municipal Intermediate Fund
Your fund returned 6.66% over the six months ended April 30, 2009, compared with 6.25% for the Lipper Intermediate Municipal Debt Funds Average, which measures the performance of similarly managed funds. It was a good period for investors in tax-free securities. During the last six months, the fund’s net asset value per share rose from $10.38 to $10.86, while the 30-day dividend yield declined from 4.08% to 3.86% as bond prices rose (bond prices and yields move counter to each other).

It has long been our policy to overweight sectors or structures that offer incremental yield in the belief that this strategy would accrue attractive returns to our shareholders. While we continue to believe these sectors offer value over time, during the market turmoil of 2008, higher-quality bonds outperformed. In the recent period, our holdings in these sectors and structures contributed positively to our relative performance.

During the recent six-month period, we initiated positions in securities that we thought would hold up in a prolonged period of economic weakness. Specifically, we added essential service revenue bonds, including investor-owned or public power revenue, airport revenue, and water and sewer revenue bonds. We also added slightly to the hospital sector and reduced exposure to state or local general obligation, lease-backed, and dedicated tax-backed bonds. We also made two relatively small investments in the below investment-grade sector.

The duration of the portfolio (a measure of its sensitivity to changes in interest rates) relative to the benchmark did not change significantly—although it did contract from 5.5 to 4.5 years as rates fell from very high levels at the end of October. Bonds that were trading to maturity began trading to their call dates, causing the effective duration to come down. During the period under review, we kept duration close to that of the benchmark while taking advantage of the volatile rate environment.

We continued to add to our overweight position in bonds with maturities longer than 10 years, as we believed longer-term, higher-yielding bonds offered more relative value. This strategy hurt performance initially, but it has been beneficial more recently as longer-term rates fell more than intermediate-term rates. As always, we will do our best to invest for the long term in bonds that can hold up well over the current economic cycle.

Summit Municipal Income Fund
Your fund returned 6.66% during the six months ended April 30, 2009, compared with 6.08% for our Lipper benchmark. Over the six-month period, the fund’s net asset value rose from $9.83 to $10.24, while its 30-day dividend yield declined from 4.77% to 4.70% in a falling rate environment. The market stabilized early in the year, setting the stage for a spring rally as technical factors in the municipal market improved. Demand for tax-exempt bonds increased as investors realized how compelling yields were, overshadowing fears about heavy new issuance. While the fund’s duration (a measure of its sensitivity to changes in interest rates) shortened to 6.8 years from 7.4 years at the start of the period, our duration vis-à-vis that of our benchmark actually lengthened later in the reporting period.

At the same time, the fund’s weighted average maturity increased from 13.7 years to 14.4 years. With long-term yields so much higher than yields for shorter maturities, investors—including us—were attracted to the longer-term bonds. The portfolio was underweight in bonds with shorter maturities and overweight in bonds with maturities 15 years and longer. We bought newly issued securities that offered attractive coupon yields and call structures, as well as secondary purchases that were available at distressed levels. Meanwhile, we sold shorter-term bonds, including high-quality prerefunded bonds. Our yield curve positioning contributed to our positive relative results.

Our better-performing holdings included those we purchased when the market was under great pressure and whose valuations recovered as the market regained its footing. Lower-rated bonds in the A to BBB range also did well as their yields narrowed versus the yields on higher-quality bonds. Examples in the latter category include bonds in the hospital sector as well as prepaid gas bonds, issued and backed by various investment banks. However, the contraction in yields between high- and low-quality bonds did not benefit all lower-rated bonds. Some hospital and life-care securities, Indian gaming bonds, and portions of the industrial development revenue/pollution control revenue sector continued to lag the market.

Shifts in quality diversification reflected the ongoing rating downgrades by the monoline insurers in the tax-exempt market. Consequently, our AAA securities fell from 12% to 3% of net assets, although we carefully scrutinize our holdings with our in-house research. In most cases, the underlying issuer’s rating has replaced the insured rating. Sector diversification changes overall were minimal. Air and sea transportation revenue bonds increased from 13% to 15% of net assets and remain the fund’s largest sector.

Municipal yields are still attractive compared with Treasury yields, particularly among longer-term bonds. As always, we will look for opportunities to take advantage of relative values in the market pertaining to credit quality, sector selection, and security structure.

OUTLOOK

The national recession will reduce the tax revenues collected by state and local municipalities, contributing to worries about a general decline in the overall credit quality of the municipal market. The credit environment for the municipal market is likely to remain challenging for some time, and municipal bond defaults, which have historically been rare, are likely to increase moderately over the next year. While the federal stimulus package is providing considerable help to the states for their near-term budget woes, maintaining balanced budgets will require careful and dedicated work by state legislators and governors. Indeed, many municipal issuers are making the difficult but necessary fiscal decisions as they adjust to the economic downturn.

We believe the municipal market offers good long-term value, especially considering that tax rates are likely to rise in the next few years. Investment-grade municipal bond valuations, though they have rebounded somewhat from extremely cheap levels, remain attractive. Fixed-income investors seeking relative safety have been drawn to municipal securities by their yield advantage over Treasuries and money market instruments, but investors should be prepared for additional periods of volatility stemming from occasional supply/demand imbalances.

We believe T. Rowe Price’s strong credit research capabilities have been and will continue to be an asset for our tax-free investors. We conduct our own thorough research and assign our own independent credit ratings before making investment decisions, rather than relying solely on external rating agencies or bond insurance for our investment selection. We are currently focused on buying municipal assets that have declined in price due to liquidity problems, rather than fundamental credit problems. We think this will position our portfolios to generate excellent long-term relative returns that are more in line with historical norms for our asset class.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

May 18, 2009

The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing each fund’s investment program.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax (AMT).

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Barclays Capital Municipal Bond 1–15 Year Blend (1–17 Maturity) Index: A subindex of the Barclays Capital Municipal Bond Index. It is a rules-based, market value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

Barclays Capital Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Libor: The London Interbank Offered Rate is a taxable money market benchmark.

Monoline insurers: Insurers that guarantee the timely repayment of principal and interest on bonds when an issuer defaults. They are so named because they provide services to only one industry.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 95.9%		
Alaska 1.6%		
Alaska HFC, Single Family, 1.10%, 12/1/09	5,000	5,000
		5,000
Arizona 3.1%		
Arizona School Fac. Board, 5.375%, 7/1/09	200	201
Arizona Water Infrastructure Fin. Auth., 3.75%, 10/1/09	100	101
City of Tempe, Transit Excise Tax, VRDN, 0.54%, 7/1/37	5,900	5,900
Salt River Agricultural Improvement & Power, 4.00%, 1/1/10	330	337
Salt River Agricultural Improvement & Power, VRDN 0.64%, 1/1/32	3,000	3,000
		9,539
California 2.2%		
California Housing Fin. Agency, Home Mortgage, VRDN 0.36%, 2/1/35 (1)	3,200	3,200
California Infrastructure & Econ. Dev. Bank, Orange County Performing Arts Center, VRDN, 1.00%, 7/1/34	2,600	2,600
Western Municipal Water Dist., BAN, 3.50%, 6/1/09	1,000	1,001
		6,801
Colorado 1.2%		
Denver City & County, Art Museum, GO, 5.00%, 8/1/09	1,000	1,007
Denver City & County, Auditorium Theatre, Zoo, GO 5.50%, 8/1/09	2,535	2,563
		3,570
Connecticut 0.1%		
Connecticut, Special Obligation Rate Reduction 5.00%, 12/30/09 (2)	150	153
		153

Delaware 0.0%		
Delaware, GO, 5.00%, 9/1/09	150	151
		151
District of Columbia 0.6%		
District of Columbia, GO, VRDN, 1.00%, 6/1/34	2,000	2,000
		2,000
Florida 6.4%		
Florida Board of Ed., GO, VRDN, 0.56%, 6/1/15	805	805
Florida Board of Ed., GO, VRDN, 0.64%, 6/1/32	1,295	1,295
Florida Board of Ed., GO, VRDN, 0.65%, 6/1/27	1,000	1,000
Florida Board of Ed., GO, VRDN, 0.88%, 6/1/11 (3)	1,780	1,780
Florida DOT, Turnpike, VRDN, 0.56%, 1/1/13	2,670	2,670
Gainsville Regional Utilities, VRDN, 0.43%, 10/1/36	2,500	2,500
Jacksonville Electric Auth., Saint John's River Power Park 5.00%, 10/1/09	875	887
Pinellas County HFA, Baycare Health, VRDN, 0.47%, 11/1/38	2,100	2,100
South Miami HFA, Baptist Health, VRDN, 0.64%, 8/15/37	4,000	4,000
Univ. of South Florida Fin. Corp., Master Note, VRDN 0.48%, 7/1/35 (4)	2,825	2,825
		19,862
Georgia 5.3%		
Athens-Clarke Dev. Auth. Unified Gov't., Univ. of Georgia Athletic Assoc., VRDN, 0.45%, 7/1/35	300	300
Fulton County Dev. Auth., Georgia Tech Fac., 0.60%, 9/1/27 (Tender 5/12/10)	2,085	2,085
Georgia, GO, 3.25%, 11/1/09	100	101
Georgia, GO, 5.25%, 10/1/09	250	255
Georgia, GO, 5.75%, 9/1/09	135	137

Indiana 3.0%		
Indiana Fin. Auth., Ascension Health, 3.50%, 11/15/36 (Tender 12/15/09)	300	301
Indiana Fin. Auth., Ascension Health, 3.50%, 11/15/36 (Tender 12/15/09)	800	804
Purdue Univ., 5.25%, 7/1/09	100	101
Whiting, BP Products, TECP, 1.15%, 6/1/09 (1)	8,000	8,000
		9,206
Iowa 1.5%		
Iowa Fin. Auth., Single Family, VRDN, 0.55%, 7/1/34 (1)	4,500	4,500
		4,500
Kansas 1.7%		
Kansas DOT, 5.00%, 9/1/09	595	601
Wichita, GO, 5.00%, 9/1/09	1,195	1,211
Wichita, Sales Tax, GO, 3.00%, 4/1/10	785	800
Wichita, Sales Tax, GO, 5.00%, 4/1/13	2,460	2,488
		5,100
Maryland 22.8%		
Maryland CDA, Barrington Apartment Project, VRDN 0.68%, 6/15/37 (1)	3,500	3,500
Maryland CDA, Charles Landing South Apartments, VRDN 0.60%, 12/1/36 (1)	3,375	3,375
Maryland CDA, Fort Washington Manor, VRDN 0.75% 11/15/38 (1)	4,265	4,265
Maryland CDA, Residential, VRDN, 0.63%, 9/1/35 (1)	1,700	1,700
Maryland Economic Dev. Corp., Catholic Relief Services, VRDN 0.50%, 5/1/36	2,550	2,550
Maryland HHEFA, Adventist Healthcare, VRDN, 0.47%, 1/1/21	300	300
Maryland HHEFA, Anne Arundel Health, VRDN, 0.63%, 7/1/43	3,000	3,000

Maryland HHEFA, Johns Hopkins Hosp., TECP, 0.80%, 6/9/09	4,000	4,000
Maryland HHEFA, Johns Hopkins Hosp., TECP, 0.98%, 6/19/09	1,000	1,000
Maryland HHEFA, Johns Hopkins Hosp., TECP, 1.00%, 6/3/09	5,000	5,000
Maryland HHEFA, Lifebridge Health, VRDN, 0.85%, 7/1/42 (5)(6)	2,000	2,000
Maryland HHEFA, Lifebridge Health, VRDN, 0.98%, 7/1/47 (5)(6)	2,000	2,000
Maryland HHEFA, Mercy Ridge, VRDN, 0.60%, 4/1/31	3,340	3,340
Maryland HHEFA, Stella Maris Operating, VRDN, 0.55%, 7/1/21	6,850	6,850
Maryland HHEFA, Univ. of Maryland Medical, VRDN 0.38%, 7/1/34	3,900	3,900
Maryland HHEFA, Univ. of Maryland Medical, VRDN 0.63%, 7/1/32	3,000	3,000
Montgomery County, TECP, GO, 0.90%, 6/11/09	3,000	3,000
Montgomery County, TECP, GO, 2.25%, 5/7/09	3,000	3,000
Montgomery County, TECP, GO, 3.00%, 5/6/09	3,000	3,000
Montgomery County, TECP, GO, 3.00%, 5/7/09	5,000	5,000
Montgomery County Housing Opportunity Commission Single Family, VRDN, 0.48%, 7/1/33	2,000	2,000
Univ. System of Maryland, 2.05%, 7/1/23 (Tender 6/1/09) (3)	4,500	4,500
		70,280
Massachusetts 0.7%		
Massachusetts, GO, 4.00%, 12/1/09	100	102
Massachusetts, GO, 4.25%, 5/1/09	800	800
Massachusetts, GO, 5.00%, 10/1/09	150	153
Massachusetts, GO, 5.50%, 2/1/10	100	103
Massachusetts, GO, 5.75%, 6/1/09	500	502
Massachusetts HEFA, Partners Health Care, 5.00%, 7/1/09	300	302
Massachusetts Water Pollution Abatement Trust 5.25%, 8/1/09	200	202
		2,164

New Jersey 0.4%		
New Jersey, GO, 5.00%, 7/15/09	200	201
New Jersey Environmental Infrastructure Trust, 5.00%, 9/1/09	940	949
New Jersey Transportation Trust Fund Auth., 5.00%, 6/15/09 (2)	150	151
		1,301
New York 4.9%		
Dormitory Auth. of the State of New York, VRDN, 0.38%, 7/1/31	3,100	3,100
JPMorgan Chase, New York Mortgage, Single Family, VRDN 0.74%, 10/1/23 (1)(5)	2,635	2,635
New York State Housing Fin. Agency, 345 East 94th street VRDN, 0.53%, 11/1/31 (1)	1,100	1,100
New York State Housing Fin. Agency, Lexington Belvedere VRDN, 0.53%, 5/15/32 (1)	2,400	2,400
New York State Mortgage Agency, Single Family, VRDN 0.72%, 10/1/37 (1)	2,960	2,960
Power Auth. of the State of New York, TECP, 0.75%, 5/7/09	2,000	2,000
Suffolk County IDA, Jefferson's Ferry, 7.25%, 11/1/28 (Prerefunded 11/1/09) (7)	1,000	1,051
		15,246
North Carolina 6.3%		
JPMorgan Chase, Duke Univ., VRDN, 0.56%, 10/1/34	1,185	1,185
JPMorgan Chase, Duke Univ., GO, VRDN, 0.56%, 10/1/16	1,000	1,000
Mecklenburg County, GO, 2.00%, 2/1/26 (Tender 11/5/09)	3,000	3,015
North Carolina, Capital Improvement, VRDN, 0.56%, 5/1/16	870	870
North Carolina, GO, 5.00%, 3/1/10	135	140
North Carolina, GO, VRDN, 0.56%, 3/16/15	2,000	2,000
North Carolina Housing Fin. Agency, Single Family, VRDN 0.55%, 7/1/32 (1)	4,750	4,750
North Carolina Medical Care Commission, Moses Cone Health VRDN, 0.50%, 10/1/23	4,000	4,000

Puerto Rico 0.7%		
Commonwealth of Puerto Rico, TRAN, GO, 3.00%, 7/30/09	2,000	2,007
		2,007
South Carolina 0.2%		
Charleston Water & Sewer, 5.125%, 1/1/10	250	257
South Carolina, School Fac., GO, 5.00%, 1/1/10	120	122
South Carolina, School Fac., Miscellaneous Taxes, GO 5.00%, 1/1/10	150	154
		533
South Dakota 0.9%		
South Dakota HEFA, Sanford Health, VRDN, 0.61%, 11/1/34	2,805	2,805
		2,805
Tennessee 0.9%		
Clarksville Public Building Auth., GO, VRDN, 0.45%, 1/1/33	2,600	2,600
Shelby County, GO, 3.00%, 11/1/09	100	101
		2,701
Texas 6.1%		
Austin, Public Improvement, GO, 5.00%, 9/1/09	500	505
Dallas Water & Sewer, VRDN, 0.88%, 10/1/15 (4)	2,340	2,340
Harris County, GO, 3.75%, 10/1/09	250	252
Harris County, Toll Road, GO, 5.00%, 8/1/09	200	201
Harris County Health Fac. Dev. Corp., Methodist Hosp., VRDN 0.40%, 12/1/41 (3)	5,000	5,000
North Texas Municipal Water Dist., 4.00%, 6/1/09	1,335	1,337
San Antonio, General Improvement, GO, 4.00%, 8/1/09	250	251
San Antonio Electric & Gas, 5.00%, 2/1/10	100	103
Tarrant County, Tax Notes, GO, 4.25%, 7/15/09	250	252

Texas, Financial Assistance, GO, 5.25%, 8/1/09	160	162
Texas, GO, VRDN, 0.64%, 4/1/35	3,985	3,985
Texas, Public Fin. Auth., GO, 5.00%, 10/1/09	400	405
Texas, Public Fin. Auth., GO, 5.25%, 10/1/09	650	661
Texas, TRAN, GO, 3.00%, 8/28/09	3,000	3,009
Univ. of Texas, Univ. Funding, 4.00%, 7/1/09	120	121
Univ. of Texas, Board of Regents, 5.50%, 8/15/09	270	273
		18,857
Utah 0.7%		
JPMorgan Chase, Utah Transit Auth., VRDN, 0.56%, 6/15/16 (5)	1,000	1,000
Utah, GO, 5.00%, 7/1/09	1,000	1,005
		2,005
Vermont 0.6%		
Vermont Ed. & Health Buildings Fin. Agency, Middlebury College, 1.75%, 11/1/27 (Tender 11/2/09)	2,000	2,000
		2,000
Virginia 5.3%		
Chesterfield County, Public Improvement, GO, 5.00%, 1/1/10	1,000	1,027
Fairfax County, Public Improvement, GO, 5.00%, 10/1/09	100	101
JPMorgan Chase, Fairfax County, GO, VRDN, 0.56%, 10/1/16	1,000	1,000
Loudon County, GO, 5.00%, 10/1/09	1,400	1,420
Newport News, GO, 5.50%, 5/1/09	35	35
Virginia College Building Auth., 21st Century College 3.375%, 2/1/10	100	102
Virginia College Building Auth., Public Higher Ed. Fin. 5.00%, 9/1/09	1,000	1,013
Virginia College Building Auth., Univ. of Richmond, VRDN 1.55%, 11/1/36	3,600	3,600

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Money Market Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

New Accounting Pronouncements On November 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures; however, it is expected to have no material impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. The fund’s investments are summarized by level, based on the inputs used to determine their values. On April 30, 2009, all of the fund’s investments were classified as Level 2.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2009.

At April 30, 2009, the cost of investments for federal income tax purposes was $295,810,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

As of April 30, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 26,915,394 shares of the fund, representing 9% of the fund’s net assets.

NOTE 6 - TREASURY’S TEMPORARY GUARANTEE PROGRAM

The fund’s Board of Directors has approved participation in the Temporary Guarantee Program for Money Market Funds (the program), established by the U.S. Treasury Department, through September 18, 2009. Subject to certain conditions and limitations, the program guarantees that shareholders in the fund as of the close of business on September 19, 2008, will receive $1.00 for each fund share held. Shares not guaranteed under the program will be redeemed at net asset value per share. The guarantee applies only if a participating money market fund’s net asset value per share falls below $0.995 and the fund subsequently decides to liquidate.

In total, the fund paid $139,000, equal to 0.040% of the net asset value of the fund as of the close of business on September 19, 2008, to participate in the full 12-month term of the program that expires on September 18, 2009. The participation fees are considered an extraordinary expense, for purposes of the investment management and administrative agreement, paid directly by the fund in addition to its all-inclusive annual fee. They are recognized in expenses ratably over the period of participation in the program.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board reviewed information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered the extent to which economies of scale were being realized by the Manager and whether the fund or other funds benefit from any such economies of scale under the fee levels set forth in the Contract. The Board noted that, under the Contract, the fund pays the Manager a single fee based on the fund’s assets and that the Manager, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee was above the median for certain groups of comparable funds, but at or below the median for other groups of comparable funds. (For these purposes, the Board assumed the management fee was equal to the single fee less the fund’s operating expenses.) The information also indicated that the fund’s expense ratio was at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 16, 2009